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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934


Date of Report (date of earliest event reported):             October 1, 1997



                            FIRST ALLIANCE CORPORATION
              (Exact name of registrant as specified in its charter)


    Delaware                        0-28706               33-0721183
(State or other                (Commission File       (I.R.S. Employer
jurisdiction of                     Number)           Identification No.)
incorporation)


         17305 Von Karman Avenue, Irvine, California     92714-6203
           (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (714) 224-8500

       (Former name or former address, if changed since last report)







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Item 5.  Other Events.


              See Press Release attached hereto as Exhibit 99.1.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST ALLIANCE CORPORATION, a
                                       Delaware corporation



                                       By:    /s/ Mark K. Mason
                                              ---------------------
                                       Name:  Mark K. Mason
                                       Title: Chief Financial Officer

October 2, 1997










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